SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)2)
         /X/      Definitive Proxy Statement
         / /      Definitive  Additional Materials
         / /      Soliciting   Material  Pursuant  to  Rule  14a-11(c)  or  Rule
                  14(a)-12


                           CrossZ Software Corporation
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------


         (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------


         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

         / /      Fee paid previously with preliminary materials.


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:


--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:


--------------------------------------------------------------------------------


         (4)      Date Filed:

                           CROSSZ SOFTWARE CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 27, 1998
                                 --------------

To the Stockholders:

         NOTICE IS HEREBY  GIVEN that the Annual  Meeting of  Stockholders  (the
"Meeting") of CROSSZ SOFTWARE CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's headquarters, located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on May 27, 1998, at 10:00 A.M., local time, for the following purposes:

                  1. To elect five  members of the Board of  Directors  to serve
         until  the  next  annual  meeting  of  stockholders   and  until  their
         successors have been duly elected and qualified;

                  2. To consider and vote upon the proposal to amend the Company's Certificate of Incorporation to change the Company's name to "QueryObject Systems Corporation";

                  3. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1998; and

                  4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 23, 1998 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                       By Order of the Board of Directors



                                                     DANIEL M. PESS
                                                     Secretary

Dated: April 27, 1998
Uniondale, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           CROSSZ SOFTWARE CORPORATION
                         60 CHARLES LINDBERGH BOULEVARD
                            UNIONDALE, NEW YORK 11553
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 27, 1998
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of CROSSZ SOFTWARE CORPORATION, a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 1998 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Company's principal executive offices located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on May 27, 1998, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 28, 1998.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on April 23, 1998, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 5,120,172 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock"). The holder of each such share is entitled to one vote. There was no other class of voting securities of the Company outstanding on that date. A majority of the outstanding shares of Common Stock present in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies, which are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, the shares of Common Stock represented thereby will be voted (i) for the election as directors of the persons who have been nominated by the Board of Directors, (ii) for the approval of an amendment (the "Name Change Amendment") to the Company's Certificate of Incorporation changing the Company's name to QueryObject Systems Corporation, (iii) for the ratification of the appointment of Price Waterhouse LLP as the Company's independent auditors for the year ending December 31, 1998 and (iv) for any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the Meeting, or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions may be specified on all proposals (except the election of directors) and will be counted as present for purposes of the item on which the abstention is noted. Broker non-votes will have no effect on the election of directors and the ratification of the appointment of auditors. Broker non-votes and abstentions will have the effect of a vote against the Name Change Amendment proposal. Abstentions will have the effect of a vote against the ratification of the appointment of independent auditors.

         The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director, each executive officer, each nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each such person is in care of the Company, 60 Charles Lindbergh Boulevard, Uniondale, New York 11553.


                                                                          Number of Shares
Directors, Nominees, Executive Officers and 5%                              Beneficially
Stockholders                                                                  Owned(1)                        Percentage
----------------------------------------------                          -------------------              -------------------

Barry Rubenstein(2).........................................                1,012,156                                18.8%
68 Wheatley Road
Brookville, New York 11545

Irwin Lieber(3).............................................                  549,844                                10.6%
767 Fifth Avenue, 45th Floor
New York, New York 10153

Wheatley Foreign Partners, L.P.(4)..........................                  493,594                                 9.6%
c/o Fiduciary Trust
One Capital Place
Snedden Road
P.O. Box 1062
Grand Cayman
British West Indies

Wheatley Partners, L.P. (4).................................                  493,594                                 9.6%
80 Cutter Mill Road
Great Neck, New York 11021

John Walecka(5)..........................................                     473,897                                 9.2%
3000 Sand Hill Road
Building 1, Suite 260
Menlo Park, California 94023

Brentwood Associates, L.P. VII(6)...........................                  461,397                                 9.0%
3000 Sand Hill Road
Building 1, Suite 260
Menlo Park, California 94023

Mark A. Chroscielewski (7)..................................                  291,047                                 5.6%

Andre Szykier (8)...........................................                  213,750                                 4.2%

Alan W. Kaufman (9).........................................                   66,667                                 1.3%

Amy L. Newmark (10).........................................                   61,000                                 1.1%

Scott T. Jones (11).........................................                   23,601                                  *

Deepak Mohan (12)...........................................                   16,040                                  *

Daniel M. Pess (13).........................................                   10,815                                  *

Rino Bergonzi (14)..........................................                   10,000                                  *

Irwin Jacobs................................................                        0                                  *

All directors and executive officers as a group (9 persons)(15)               646,149                                12.4%

----------------

* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the date hereof upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days from the date hereof) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Based on information contained in a report on Schedule 13D (the "Wheatley 13D") filed jointly by Barry Rubenstein, Irwin Lieber, Wheatley Foreign Partners, L.P. ("Wheatley Foreign"), Wheatley Partners, L.P. ("Wheatley"), Seneca Ventures, Woodland Venture Fund, Woodland Partners and certain other entities with the Securities and Exchange Commission ("SEC"). Includes (i) 56,250 shares of Common Stock issuable upon exercise of options, (ii) 158,481 shares of Common Stock and 3,125 shares of Common Stock issuable upon exercise of warrants owned by Woodland Partners of which Mr. Rubenstein is a partner, (iii) 53,975 shares of Common Stock and 3,125 shares of Common Stock issuable upon exercise of warrants owned by the Woodland Venture Fund of which Mr. Rubenstein is a general partner, (iv) 40,481 shares of Common Stock and 3,125 shares of Common Stock issuable upon exercise of warrants owned by Seneca Ventures of which Mr. Rubenstein is a general partner,
         (v) 455,680 shares of Common Stock and 5,879 shares of Common Stock issuable upon exercise of warrants owned by Wheatley, (vi) 31,664 shares of Common Stock and 371 shares of Common Stock issuable upon exercise of warrants owned by Wheatley Foreign and (vii) 200,000 shares of Common Stock owned by Rev-Wood Merchant Partners, of which Mr. Rubenstein is a general partner. Mr. Rubenstein is a member and officer of Wheatley Partners LLC, a Delaware limited liability company, which is the general partner of Wheatley and also a general partner of Wheatley Foreign. Mr. Rubenstein disclaims beneficial ownership of the securities owned by Woodland Partners, Woodland Venture Fund, Seneca Ventures, Wheatley, Wheatley Foreign and Rev-Wood Merchant Partners, except to the extent of his equity interest therein.

(3) Based on information contained in the Wheatley 13D. Includes (i) 56,250 shares of Common Stock issuable upon exercise of options and (ii) 455,680 shares of Common Stock and 5,879 shares of Common Stock issuable upon exercise of warrants owned by Wheatley and 31,664 shares of Common Stock and 371 shares of Common Stock issuable upon exercise of warrants owned by Wheatley Foreign. Mr. Lieber is a member and officer of Wheatley Partners LLC. Mr. Lieber disclaims beneficial ownership of the securities owned by Wheatley and Wheatley Foreign, except to the extent of his equity interest therein.

(4) Based on information contained in the Wheatley 13D. Includes (i) 455,680 shares of Common Stock and 5,879 shares of Common Stock issuable upon exercise of warrants owned by Wheatley and (ii) 31,664 shares of Common Stock and 371 shares of Common Stock issuable upon exercise of warrants owned by Wheatley Foreign. Such entities are controlled by Wheatley Partners, LLC, a Delaware limited liability company which is the general partner of Wheatley, and also a general partner of Wheatley Foreign. The members and officers of Wheatley Partners LLC include Barry Rubenstein, Irwin Lieber, Barry Fingerhut, Seth Lieber, Jonathan Lieber and Matthew Smith.

(5) Based on information contained in a report on Schedule 13D (the "Brentwood 13D") filed jointly by John Walecka and Brentwood Associates L.P., VII ("Brentwood") with the SEC on December 10, 1997. Includes (i) 12,500 shares of Common Stock issuable upon exercise of options held by Mr. Walecka and (ii) 461,397 shares of Common Stock owned by Brentwood, of which Mr. Walecka is a general partner. Mr. Walecka disclaims beneficial ownership of the securities owned by Brentwood except to the extent of his equity interest therein.

(6)      Based on information contained in the Brentwood 13D.

(7) Includes 66,667 shares of Common Stock issuable upon exercise of options held by Mr. Chroscielewski and 625 shares of Common Stock held by Diana Chroscielewski, Mr.
         Chroscielewski's spouse.

(8) Includes 312 shares of Common Stock owned by Remy Szykier, Mr. Syzkier's daughter.

(9) Consists of 66,667 shares of Common Stock issuable upon exercise of options.

(10) Includes 35,000 shares of Common Stock issuable upon exercise of options and an aggregate of 14,000 shares of Common Stock held by Ms. Newmark on behalf of her children.

(11) Includes 6,250 shares of Common Stock issuable upon exercise of options.

(12) Consists of 16,040 shares of Common Stock issuable upon exercise of options.

(13) Consists of 10,815 shares of Common Stock issuable upon exercise of options.

(14) Consists of 10,000 shares of Common Stock issuable upon exercise of options.

(15) Includes those shares of Common Stock deemed to be included in the respective beneficial ownership of Messrs. Chroscielewski, Szykier, Kaufman, Jones, Mohan, Pess and Bergonzi as described in notes 7, 8, 9, 11, 12, 13 and 14 above and certain other executive officers of the Company.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Directors shall be elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Broker non-votes on the election of directors will have no effect since they will not represent votes cast at the Meeting for the purpose of electing directors. Messrs. Kaufman, Szykier and Bergonzi are currently directors of the Company and Mr. Jacobs and Ms. Newmark have not previously served as directors of the Company. Mark A. Chroscielewski and Scott T. Jones are not seeking re-election as directors of the Company. See "Executive Compensation - Employment Agreement." The terms of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors. The names of the nominees and certain information concerning them are set forth below:

                                                              FIRST YEAR
           NAME                 AGE                        BECAME DIRECTOR*
-------------------------       ---                        ----------------

Alan W. Kaufman                 60                              1997

Andre Szykier                   53                              1989

Rino Bergonzi                   51                              1997

Irwin Jacobs                    61                               --

Amy L. Newmark                  41                               --

--------------------
* Directors' tenure includes their period of service as directors of the Company's predecessor.

         Alan W. Kaufman has been a director of the Company since August 1997 and President and Chief Executive Officer of the Company since October 1997. Prior thereto, Mr. Kaufman was an independent consultant from December 1996 to October 1997. From April 1986 to December 1996, Mr. Kaufman held various positions with Cheyenne Software, Inc. ("Cheyenne"), a provider of storage management, security and communications software products, including Vice President of Marketing and Vice President of Sales and Marketing, and served most recently as Executive Vice President of Sales. Mr. Kaufman is a director of Global Telecommunication Solutions, Inc., a publicly traded prepaid phone card company, and was the founding President of the New York Software Industry Association. Mr. Kaufman holds a BSEE from Tufts University.

         Andre Szykier, co-founder of the Company, has served as its Executive Vice President and Chief Technology Officer since the inception of the Company in February 1989. Prior to co-founding the Company, Mr. Szykier was Director of Business Research at Pacific Telesis Group, founder and Chief Executive Officer of Elan Vital Research Ltd., a software engineering and consulting firm, and was a mathematician at Bell Labs, where he obtained a patent on signal compression and worked on interplanetary missions. Mr. Szykier holds an M.S. in Applied Statistics from the University of California-Berkeley and a B.S. in Economics from St. Mary's University.

         Rino Bergonzi has been a director of the Company since August 1997. Since November 1993, Mr. Bergonzi has served as Vice President and Division Executive of Corporate Information Technology Services at AT&T, and has 25 years of experience in the information services field that includes working for such companies as Western Union, United Parcel Service Information Services and EDS Corp. Mr. Bergonzi is a director of Enteractive Inc., a public company which provides internet services.

         Irwin Jacobs is a nominee for director of the Company. Mr. Jacobs has been a private investor since August 1997. From June 1992 until August 1997, Mr. Jacobs was President of DataViews Corp, a graphical user interface software developer. From May 1990 until December 1991, Mr. Jacobs was Senior Vice President of ASK Computer Services, a developer of manufacturing and financial software and from April 1986 until May 1990, Mr. Jacobs was President and Chairman of the Board of Perception Technology Corp, a manufacturer of voice response systems. Prior thereto, Mr. Jacobs held various management positions at Digital Equipment Corporation, including Vice President of the Business Products Group and Vice President of Value Added Reseller Operations. Mr. Jacobs currently is a director of Hologic Inc., a company that manufactures medical equipment and a director of Integrated Computer Solutions, a software development company. Mr. Jacobs holds a BSEE from Worcester Polytechnic Institute.

         Amy L. Newmark is a nominee for director of the Company. Ms. Newmark has been an independent consultant since October 1997. Ms. Newmark was Executive Vice President-Strategic Planning of WinStar Communications, Inc., a competitive local exchange carrier, from April 1995 until September 1997. From April 1993 to March 1995, Ms. Newmark was a General Partner of Information Age Partners, LP, a hedge fund and from 1990 to 1993, Ms. Newmark was President of Newmark Research, Inc., an investment research and consulting firm. Ms. Newmark is a director of Digitec 2000, a public telecommunications services company. Ms. Newmark is a Chartered Financial Analyst and graduated magna cum laude from Harvard College.

         The Board of Directors has a Stock Option and Compensation Committee, which administers the Company's 1991 Stock Option Plan (the "Plan") and makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, and an Audit Committee which reviews the Company's financial statements and accounting policies, resolves potential conflicts of interest, receives and reviews the recommendations of the Company's independent auditors and confers with the Company's independent auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls. Each of the Stock Option and Compensation Committee and the Audit Committee is currently composed of Messrs. Bergonzi and Jones.

         The Company does not presently have a nominating committee, the customary functions of such committee being performed by the entire Board of Directors.

DIRECTOR COMPENSATION

         The Company does not currently compensate directors who are also employees of the Company for service on the Board of Directors. Directors are reimbursed for their expenses incurred in attending meetings of the Board of Directors. In connection with his service as a director of the Company, Scott T. Jones received in August 1996 options to purchase 6,250 shares of Common Stock at an exercise price of $0.96 per share. Upon his appointment to the Board of Directors, the Company granted Rino Bergonzi options to purchase 10,000 shares of Common Stock at an exercise price of $6.00 per share. The Company intends to grant each new non-employee director, if any, options to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the shares on the date of grant.

MEETINGS

         The Board of Directors held six meetings during the year ended December 31, 1997. From time to time, the members of the Board of Directors act by unanimous written consent pursuant to the laws of the State of Delaware.

OTHER EXECUTIVE OFFICERS

         Daniel M. Pess joined the Company in July 1994 as Vice President of Finance and Administration and was promoted to Senior Vice President of Finance and Administration in October 1997. Since December 1996, Mr. Pess has also served as Chief Financial Officer of the Company and since August 1997 Mr. Pess has served as Secretary of the Company. From 1991 to July 1994, Mr. Pess was Corporate Controller of Uniforce Services, Inc., a supplemental staffing company. From 1986 to 1991, Mr. Pess was employed as Chief Financial Officer and Controller of The Dartmouth Plan, Inc., a financial institution involved in mortgage and leasing origination, sales and service. Mr. Pess is a Certified Public Accountant and holds a B.S. in Accounting from C.W. Post College of Long Island University.

         Robert V. Aloisio joined the Company in October 1997 as Senior Vice President of Worldwide Sales. From April 1996 to September 1997, Mr. Aloisio was employed by Pilot Software, Inc., a provider of interactive decision support software, as Senior Vice President of the Americas, responsible for managing the

Direct Sales Organization, Indirect Channel Business Development, Corporate Telesales, Professional Services and System Engineers for North America, South America, Canada and the Caribbean. From January 1995 to March 1996, Mr. Aloisio was employed by Informix Corporation, a provider of database management software, as Regional Director, managing sales, service and support for the eastern United States division. From March 1991 to December 1994, Mr. Aloisio was employed by Sequent Computer Systems, a provider of parallel multiprocessor computer systems, as Regional Manager for the New England, New York Metropolitan, Midatlantic, Southeast, Canada and Telco districts. Mr. Aloisio holds a B.S. in Finance from C.W. Post College of Long Island University.

         Robert A. Thompson joined the Company in September 1997 as Vice President of Marketing. From January 1989 to August 1997, Mr. Thompson was employed by Cognos Corporation, a provider of client/server tools for data access, data analysis and application development, most recently as Director of Marketing Programs. Mr. Thompson holds a B.A.A. in Radio and Television Arts from Ryerson Politechnical Institute.

         Deepak Mohan joined the Company in April 1997 as Vice President of Engineering. From September 1987 to April 1997, Mr. Mohan was employed by Cheyenne, most recently as Director of Business and Technology. Mr. Mohan holds a M.S. in Computer Sciences from New York University, a M.S. in Chemical Engineering from the City College of New York and a B.S. in Chemical Engineering from the Indian Institute of Technology.


RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid by the Company during the fiscal year ended December 31, 1997 to Alan W. Kaufman, the Company's President and Chief Executive Officer, and Mark A. Chroscielewski, the Company's former Chairman of the Board, Chief Executive Officer and President, Andre Szykier, Daniel M. Pess and Deepak Mohan, the Company's only other the executive officers whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1997 (and collectively with Mr. Kaufman, the "Named Executive Officers").


                                               Annual Compensation                              Long-Term Compensation
                                                                                                                      Securities
                                                                                                                      Underlying
          Name and Principal Position              Year            Salary(1)($)              Bonus($)                 Options(#)
          ---------------------------              ----            ------------              --------                 ----------

Alan W. Kaufman, Chief Executive Officer          1997               $16,538                      --                     100,000
and President (2)                                 1996                    --                      --                          --

Mark A. Chroscielewski, Chairman of the           1997              $155,003                 $16,667                     100,000
Board(3)                                          1996              $150,000(4)                   --                          --

Andre Szykier, Executive Vice President and       1997              $154,786                      --                          --
Chief Technology Officer                          1996              $150,000(4)                   --                          --

Daniel M. Pess, Senior Vice President of          1997              $119,167                 $20,000                      57,500
Finance and Administration, Chief Financial       1996              $100,000                 $10,000(5)                    1,250
Officer and Secretary

Deepak Mohan, Vice President - Engineering        1997              $104,615                      --                      55,000
(6)                                               1996                    --                      --                          --

(1) Certain of the officers of the Company routinely receive other benefits from the Company, including travel reimbursement, the amounts of which are customary in the industry. The Company has concluded, after reasonable inquiry, that the aggregate amounts of such benefits during each of 1996 and 1997 did not exceed the lesser of $50,000 or 10% of the compensation set forth above as to any named individual.

(2) Mr. Kaufman's employment with the Company as Chief Executive Officer and President commenced October 1997.

(3) Mr. Chroscielewski resigned as an employee with the Company effective March 1998. Under the terms of the Separation Agreement (as hereinafter defined), Mr. Chroscielewski will continue to serve as Chairman of the Board of the Company until May 26, 1998. See "Executive Compensation-- Employment Agreements."

(4) Mr. Chroscielewski and Mr. Szykier each agreed to defer the payment of $10,417 of such compensation.

(5)  All of such amount was paid in 1997.

(6)  Mr. Mohan's employment with the Company commenced April 1997.

         The following table sets forth certain information regarding stock option grants made to the Named Executive Officers during the fiscal year ended December 31, 1997.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual grants


                                 NUMBER OF
                                SECURITIES                   % OF TOTAL
                                UNDERLYING                OPTIONS GRANTED
                                  OPTIONS                 TO EMPLOYEES IN              EXERCISE OR BASE             EXPIRATION
             NAME               GRANTED(#)                  FISCAL YEAR                  PRICE ($/SH)                  DATE
-------------------------      --------------         -------------------          -------------------          --------------

Mark A. Chroscielewski            100,000                      12.6%                        $6.00                    11/16/02
Alan W. Kaufman                   100,000                      12.6%                        $6.00                    11/16/02
Daniel M. Pess                     6,250                        0.8%                        $0.96                     2/4/02
                                  51,250                        6.5%                        $6.00                     12/3/02
Deepak Mohan                      12,500                        1.6%                        $6.00                    11/16/02
                                  42,500                        5.4%                        $6.00                     12/3/02

         No options were exercised by the Named Executive Officers during the fiscal year ended December 31, 1997.

         The   following   table  sets  forth  certain   information   regarding
unexercised stock options held by the Named Executive Officers as of December 31, 1997.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                                                                       VALUE OF UNEXERCISED
                                       NUMBER OF SECURITIES UNDERLYING                     IN-THE-MONEY
                                            UNEXERCISED OPTIONS AT                 OPTIONS AT DECEMBER 31, 1997
                                              DECEMBER 31, 1997                                 (1)
             NAME                         EXERCISABLE/UNEXERCISABLE                  EXERCISABLE/UNEXERCISABLE
--------------------------          ---------------------------------          --------------------------------
Mark A. Chroscielewski                          33,334/66,666                                   0/0
Alan W. Kaufman                                 33,334/66,666                                   0/0
Daniel M. Pess                                   9,652/55,348                                $38,994/0
Deepak Mohan                                       0/55,000                                     0/0

(1) Based on the per-share closing price of the Common Stock of $5.00 as quoted on the Nasdaq SmallCap Market on December 31, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The entire Board of Directors of the Company made all compensation decisions regarding compensation of executive officers during the Company's 1997 fiscal year. During such period, Messrs. Chroscielewski, Kaufman and Szykier were executive officers and directors of the Company. For information concerning transactions with the directors of the Company and entities affiliated with certain directors, see "Certain Relationships and Related Transactions."

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with each of Andre Szykier, its Executive Vice President and Chief Technology Officer, Daniel M. Pess, its Senior Vice President of Finance and Administration and Chief Financial Officer, Robert V. Aloisio, its Senior Vice President of Worldwide Sales, Robert A. Thompson, its Vice President of Marketing, and Deepak Mohan, its Vice President-Engineering. The employment agreements of Messrs. Szykier, Pess, Aloisio, Thompson and Mohan's provide for an initial term through December 31, 1998, April 30, 1999, October 6, 1999, August 31, 1999 and April 21, 1999,
respectively, with annual base cash compensation of $150,000, $125,000, $150,000, $145,000 and $150,000, respectively. Each of Messrs. Szykier, Pess, Aloisio, and Thompson are also eligible to receive bonuses if the Company meets certain targets agreed upon each fiscal year in advance by the Board of Directors. Each of Messrs. Szykier and Pess is entitled to receive his full salary for 12 months upon termination, unless his employment is terminated for cause, disability or death. Each of Messrs. Aloisio, Thompson and Mohan is entitled to receive his full salary for six months upon termination, unless his employment agreement is terminated for cause, disability or death. Mr. Szykier has agreed not to compete with the Company for a period of two years after termination, each of Messrs. Pess, Thompson and Mohan has agreed not to compete with the Company for a period of one year after termination and Mr. Aloisio has agreed not to compete with the Company for a period of six months after termination. All such employment agreements are for full-time employment and are automatically renewable for additional periods unless either party terminates such employment agreement at least 60 days prior to the expiration of the initial term or any subsequent term. In addition, pursuant to their employment agreements, immediately prior to the effectiveness of the Company's initial public offering of 2,500,000 shares of Common Stock consummated in November 1997 (the "IPO"), each of Messrs. Chroscielewski, Aloisio, Thompson and Mohan received options to purchase 100,000, 50,000, 50,000 and 12,500 shares of Common Stock, respectively, pursuant to the Plan, at an exercise price of $6.00 per share.

         The Company also has an agreement with Alan W. Kaufman, its President and Chief Executive Officer, whereby Mr. Kaufman has agreed to serve as either President and Chief Executive Officer or as a consultant to the Company through October 14, 1998. Mr. Kaufman's annual base cash compensation is $75,000 per year and immediately prior to the effectiveness of the IPO, he received options to purchase 100,000 shares of Common Stock at an exercise price of $6.00 per share.

         Pursuant to a separation agreement (the "Separation Agreement") dated as of March 10, 1998, by and between the Company and Mark A. Chroscielewski, Mr. Chroscielewski's employment agreement and employment with the Company was terminated effective March 10, 1998. Mr. Chroscielewski will continue to serve as the Company's Chairman of the Board until May 26, 1998. The Separation Agreement provides for a severance payment of $150,000 payable over a one-year period beginning March 10, 1998 and a payment of $151,896 in settlement of unpaid and accrued salary and vacation owed to Mr. Chroscielewski. The Company also agreed to extend the terms of all of the stock options that had previously been granted to Mr. Chroscielewski until December 31, 1999 and enter into a reseller agreement relating to the Company's products with an entity to be formed by Mr. Chroscielewski. Pursuant to the Separation Agreement, Mr. Chroscielewski has agreed until March 10, 1999 not to (i) compete with the Company and (ii) take such actions as attempting to acquire control of the Company or initiating a tender or exchange offer, merger or other business combination.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1997, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From time to time, the Company has raised capital through the sale of debt and equity securities. Many of the investors in such offerings have been officers, directors and entities associated with directors, and beneficial owners of 5% or more of the Company's securities. In each transaction, such persons participated on terms no more favorable than those offered to all other investors. All share and per share price amounts set forth in the descriptions of debt and equity financings described below have been adjusted for a one-for-four reverse stock split effected in July 1997 and a one-for two reverse stock split effected in October 1997 and the conversion of all preferred stock into Common Stock.

PREFERRED STOCK PRIVATE PLACEMENTS

         In the period between late 1995 through March 1996, the Company consummated a private placement (the "March 1996 Private Placement"), whereby it issued 258,503 shares of Common Stock at a per share offering price of $8.56 and issued warrants to purchase an aggregate of 131,851 shares of Common Stock at an exercise price of $8.56 per share. Among the purchasers in the March 1996 Private Placement were (i) Scott T. Jones, a director of the Company (who purchased 795 shares of Common Stock) and (ii) Maximillian Partner's I, a limited partnership (which has since been dissolved) in which Mr. Jones was a general partner (which partnership purchased 3,655 shares of Common Stock).

         Between May 1996 and August 1996, the Company consummated a private placement (the "August 1996 Private Placement") whereby it issued 1,347,489 shares of Common Stock at a per share offering price of $8.56 and issued warrants to purchase an aggregate of 34,053 shares of Common Stock at an exercise price of $8.56 per share. Among the purchasers in the August 1996 Private Placement were (i) Scott T. Jones (who purchased 4,817 shares of Common Stock), (ii) Wheatley and Wheatley Foreign, entities that beneficially own more than 5% of the outstanding Common Stock (which purchased an aggregate of 325,342 shares of Common Stock and received warrants to purchase 6,250 shares of Common Stock), (iii) Maximillian Partner's II, a limited partnership (which has since been dissolved) in which Mr. Jones was a general partner (which partnership purchased 1,042 shares of Common Stock), and (iv) Brentwood, an entity that beneficially owns more than 5% of the outstanding Common Stock (which purchased 348,371 shares of Common Stock). Barry Rubenstein and Irwin Lieber may be deemed to be the owners of more than 5% of the outstanding Common Stock by virtue of being members and officers of Wheatley Partners, LLC, a Delaware limited liability company which is the general partner of Wheatley, and also a general partner of Wheatley Foreign. In addition, limited partnerships in which Mr. Rubenstein is a general partner purchased in the August 1996 Private Placement an aggregate of 130,200 shares of Common Stock at a per share purchase price of $8.56 and received warrants to purchase an aggregate of 6,250 shares of Common Stock.

INTERIM FINANCINGS

         In May 1997, in an interim financing, Wheatley and Wheatley Foreign purchased $458,341 and $41,659 principal amounts of unsecured promissory notes issued by the Company (the "First Interim Financing Notes"). The First Interim Financing Notes were repaid out of the proceeds of the Bridge Financing (as hereinafter defined).

         In June 1997, in an interim financing, Brentwood purchased an unsecured promissory note of $250,000 principal amount (the "Third Interim Financing Note") and was issued warrants to purchase 4,206 shares of Common Stock.

         In July 1997, the Company consummated a bridge financing (the "Bridge Financing") whereby it issued $4,300,000 of unsecured promissory notes (the "Bridge Notes") and warrants (the "Bridge Warrants") to purchase an aggregate of 1,075,000 shares of Common Stock (the "Bridge Warrant Shares"). As part of the Bridge Financing, the Company repaid the First Interim Financing Notes. In addition, Brentwood converted its Third Interim Financing Note into Bridge Notes and Bridge Warrants and accordingly received $250,000 principal amount of Bridge Notes and Bridge Warrants to purchase 41,667 Bridge Warrant Shares. The Bridge Notes were repaid from the proceeds of the IPO.

         In October 1997, in an interim financing, Wheatley and Wheatley Foreign purchased $552,000 and $48,000 principal amounts of unsecured promissory notes, respectively. Such notes were repaid from the proceeds of the IPO.

OFFICER, DIRECTOR AND 5% STOCKHOLDERS' TRANSACTIONS

         In May 1996, Mark A. Chroscielewski and Andre Szykier, executive officers, directors and 5% stockholders of the Company, agreed to convert $261,653 and $223,617 of debt owed to them by the Company relating to payroll and benefit obligations into 30,567 and 26,124 shares of Common Stock, respectively.

         All transactions between the Company and its officers, directors, principal stockholders or other affiliates have been on terms no less favorable than those that are generally available from unaffiliated third parties.

         The Company has adopted a policy whereby all transactions between the Company and its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including all of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.

        PROPOSAL II --PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO QUERYOBJECT SYSTEMS CORPORATION

         The Board of Directors has unanimously adopted a resolution declaring it advisable to amend the Company's Certificate of Incorporation to change the name of the Company from CrossZ Software Corporation to QueryObject Systems Corporation. The Board of Directors further directed that the Name Change Amendment be submitted for consideration by stockholders at the Meeting.

         The Board of Directors believes that the Name Change Amendment is in the Company's best interest because the proposed new corporate name reflects the Company's principal product, the QueryObject System. The Board of Directors believes that, notwithstanding the goodwill associated with the Company's present name, it is necessary to change the corporate name to broaden the appeal of the Company among potential customers. The Company has formed a wholly-owned subsidiary (the "Subsidiary"), QueryObject Systems Corporation, through which the Company has begun using the new name and believes that the reception among the Company's customers has been positive. If the stockholders approve the Name Change Amendment, the Company will either dissolve the Subsidiary or merge the Subsidiary into the Company.

         There can be no assurance that the new corporate name will attract a broader range of customers, or that the name change will not create confusion that will cause the Company to lose customers. However, taking the foregoing into account, the Board of Directors deems that on balance the Name Change Amendment is in the best interest of the Company and its stockholders.

         In the event the Name Change Amendment is approved by stockholders, the Company will thereafter file a Certificate of Amendment to its Certificate of Incorporation with the Delaware Secretary of State, amending Article I thereof, which will become effective at the close of business on the date such filing is accepted by the Secretary of State. As amended, such Article I would read in its entirety as follows:

"Article I -- Name. The name of the Corporation shall be QueryObject Systems Corporation."

         Unless otherwise specified, all Proxies received will be voted in favor of the Name Change Amendment. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to adopt this Proposal Two. Abstentions and broker non-votes will be counted as present for the purpose of establishing a quorum and will have the same effect as a vote against the proposal.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO QUERYOBJECT SYSTEMS CORPORATION.


                  PROPOSAL III--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         The Board of Directors appointed Price Waterhouse LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1998. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of Price Waterhouse LLP be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of Price Waterhouse LLP, the Board of Directors will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Price Waterhouse LLP requires the affirmative vote of a majority of the votes cast by all stockholders represented and entitled to vote thereon. Broker non-votes will have no effect on this proposal. An abstention will have the same legal effect as an "against" vote.

         The Company's auditors for the fiscal year ended December 31, 1997 were Price Waterhouse LLP. Price Waterhouse LLP has advised the Company that a representative will be present at the Meeting at which time he will respond to appropriate questions submitted by stockholders and will make such statements as he may desire.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                  ANNUAL REPORT

         All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1997 Annual Report for the year ended December 31, 1997, which contains certified financial statements of the Company for the year ended December 31, 1997.

         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO DANIEL M. PESS, CHIEF FINANCIAL OFFICER AND SECRETARY AT CROSSZ SOFTWARE CORPORATION, 60 CHARLES LINDBERGH BOULEVARD, UNIONDALE, NEW YORK 11553.

                              STOCKHOLDER PROPOSALS

         In order to be considered for inclusion in the proxy materials to be distributed in connection with the next Annual Meeting of Stockholders of the Company, stockholder proposals for such meeting must be submitted to the Company no later than December 27, 1998.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.




Daniel M. Pess
Secretary

April 27, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                           CROSSZ SOFTWARE CORPORATION

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998

         The undersigned, a stockholder of CrossZ Software Corporation, a Delaware corporation (the "Company"), does hereby appoint Alan W. Kaufman and Daniel M. Pess, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 1998 Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices, located at 60 Charles Lindbergh Boulevard, Uniondale, New York 11553, on May 27, 1998 at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

     1. ELECTION OF DIRECTORS:


                           WITHHOLD AUTHORITY
FOR ALL                    TO VOTE FOR ALL          ________________________
NOMINEES ___               NOMINEES ___             ________________________
                                                    TO  WITHHOLD   AUTHORITY  TO
                                                    VOTE   FOR  ANY   INDIVIDUAL
                                                    NOMINEE(S),    PRINT    NAME
                                                    ABOVE.



2. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION:


          ______  FOR   _____  AGAINST    _____  ABSTAIN



3.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:


          ______  FOR   _____  AGAINST    _____  ABSTAIN

4.  DISCRETIONARY AUTHORITY:

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER AND FURTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated April 27, 1998, and a copy of either the Company's Annual Report or Annual Report on Form 10-KSB for the year ended December 31, 1997.

Dated _______________________ 1998

_____________________________ (L.S.)